UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: March 23, 2020
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01 – Other Events
Reminder Regarding Exchange Offer
On March 23, 2020, the Company issued a reminder to holders of its 5.00%/7.00% Convertible Senior PIK Toggle Notes due 2022 (the “Existing Notes”) regarding the previously announced offer to exchange (the “Exchange Offer”) the Existing Notes for 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024 (the “New Notes”) and shares of its common stock.
The Exchange Offer will expire at 5:00 p.m., Eastern Time, on March 26, 2020, unless extended.
The Exchange Offer is subject to the conditions described in the registration statement (the “Registration Statement”) on Form S-4 filed by the Company in connection with the Exchange Offer on February 27, 2020, as amended on March 17, 2020, and the related letter of transmittal (the “Letter of Transmittal”).
All of the previously disclosed terms and conditions of the Exchange Offer remain unchanged.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The press release attached to this Form 8-K and the contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. An Exchange Offer will only be made by means of a prospectus, a letter of transmittal and other offer documents, as described below.

The Exchange Offer is subject to the conditions described in the registration statement on Form S-4 filed by the Company in connection with the Exchange Offer and is scheduled to expire at 5:00 p.m., Eastern Time, on March 26, 2020, unless extended. Holders of Existing Notes who participate in the Exchange Offer will receive the following for each $1,000 of Existing Notes: (i) $491.8619 principal amount of 3.00%/5.00% Convertible Senior PIK Toggle Notes due 2024 and (ii) 363.2585 shares of common stock. Accrued and unpaid interest on the Existing Notes will be exchanged into New Notes and common stock at the exchange rate on the date on which the Exchange Offer is completed.

In connection with the Exchange Offer, a registration statement on Form S-4, a tender offer statement on Schedule TO, and related documents and amendments thereto relating to the Exchange Offer have been and will be filed by the Company with the SEC. The New Notes and common stock may not be exchanged or sold nor may offers to exchange or buy be accepted prior to the time the registration statement becomes effective. Neither the press release attached to this Form 8-K nor this Form 8-K shall not constitute an offer to exchange or sell, or the solicitation of an offer to exchange or buy, nor shall there be any exchange or sale of such securities in any state in which such offer, exchange, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Holders of the Existing Notes are strongly advised to read the registration statement, tender offer statement and other related documents and amendments thereto because these documents contain important information. Such holders may obtain copies of the exchange offer materials from Wilmington Savings Fund Society, FSB, Attention: Corporate Trust Middle Office, 501 Car Road, Suite 100, Wilmington, DE 19809, by facsimile (eligible institutions only): 302-421-9137, for information or confirmation by telephone: 302-571-7014. These documents can also be obtained at no charge from the Company or at the SEC’s website, www.sec.gov. The Company is not making any recommendation to holders of outstanding Existing Notes as to whether they should tender them pursuant to the Exchange Offer.

Item 9.01 – Financial Statements and Exhibits

(d) The following exhibits are filed herewith:

Exhibit Number	Description
99.1	Press Release dated March 23, 2020.

Cautionary Note Regarding Forward Looking Statements

The information contained in the press release attached to this Form 8-K and the contents of this Form 8-K should be read in conjunction with our filings made with the Securities and Exchange Commission. This Form 8-K contains “forward-looking statements”. Forward-looking statements are those that do not relate solely to historical fact. Such forward-looking statements only speak as of the date of this release and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, the benefits that we expect to achieve from our working capital management initiative, and the timing and anticipated benefits of the Exchange Offer. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” “should,” or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include our ability to effectively manage our operational initiatives and implemented restructuring activities, the impact of volatility of metals prices, the impact of imposed tariffs and/or duties, the cyclical and seasonal aspects of our business, our ability to effectively manage inventory levels, the impact of our substantial level of indebtedness, and our ability to successfully complete the Exchange Offer and realize the anticipated benefits of the Exchange Offer, as well as those risk factors identified in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and our subsequent filings with the Securities and Exchange Commission. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligation or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Jeremy Steele
March 23, 2020		Jeremy Steele
Senior Vice President, General Counsel & Secretary

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